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                                                                  Exhibit 10.7.3

               SECOND AMENDMENT TO MORTGAGE AND SECURITY AGREEMENT

      This Second Amendment to Mortgage and Security Agreement (the "Amendment") is made as of the 28th day of December, 1998, by and between Genzyme Transgenics Corporation, a Massachusetts corporation with its principal office at Five Mountain Road, Framingham, Massachusetts 01701 (the "Mortgagor") and Genzyme Corporation, a Massachusetts corporation with its principal office at One Kendall Square, Cambridge, Massachusetts 02139 (the "Mortgagee").

      Reference is made to the following facts:

A. The Mortgagor is the owner of a certain parcel of real property with all improvements thereon located on Route 31 in the Towns of Spencer and Charlton, Massachusetts, which real property is more particularly described in the Original Mortgage (as defined below) (the "Mortgaged Property").

B. The Mortgaged Property is encumbered by a certain Mortgage and Security Agreement dated as of June 30, 1995, from Mortgagor to Mortgagee and recorded in the Worcester County (Worcester District) Registry of Deeds (the "Worcester Registry") on July 11, 1995, in Book 17160, Page 36, as modified by a certain First Amendment to Mortgage and Security Agreement dated as of December 15, 1995, and recorded in the Worcester Registry in Book ______, Page ____ (as so amended to date, the "Original Mortgage").

C. The Original Mortgage secures the payment and performance of certain Obligations (as defined in the Original Mortgage) of Mortgagor to Mortgagee more particularly described in the Original Mortgage. In particular, the Obligations secured by Original Mortgage include (i) Mortgagor's obligations under certain credit and term loan facilities provided by Mortgagee to Mortgagor and referred to in the Original Mortgage as the "Loan"; and (ii) the obligations of Mortgagor and its subsidiaries to reimburse Mortgagee for any and all payments made by Mortgagee under the Reimbursement Agreement or any of the other Guaranty Documents executed in connection with the Bank Loan, as such capitalized terms are defined in the Original Mortgage.

D. On or about the date hereof, Mortgagor and Mortgagee are restructuring the Loan (the "Amended and Restated Loan"), and Mortgagor and its affiliates are refinancing the Bank Loan by obtaining new revolving credit and term loan facilities from Fleet National Bank ("Fleet") (the "Fleet Loan"), Mortgagee is guarantying the obligations of Mortgagor and its affiliates under such Fleet Loan, and Mortgagor is agreeing to reimburse Mortgagee for all payments made by Mortgagee under such guaranty.

E. Mortgagor and Mortgagee are entering into this Amendment to confirm their intent and agreement that the obligations of Mortgagor under the Amended and Restated Loan and the reimbursement obligations of Mortgagor and its affiliates to Mortgagee in connection with such new Fleet Loan shall constitute "Obligations" secured by the Original Mortgage, as amended hereby.

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      NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, Mortgagor and Mortgagee hereby agree as follows:

      1. Unless otherwise defined herein, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Original Mortgage.

      2. To reflect the restructuring of the Loan and the new Fleet Loan, the Original Mortgage is hereby amended as follows:

            (a) All references in the Original Mortgage to the "Loan", the "Loan Agreement"; the "Credit Note"; the "Term Note"; and the "Loan Documents"; respectively, are hereby amended to refer to: the "Amended and Restated Loan, as the same may hereafter be further amended, modified, increased, reviewed, replaced or restated from time to time"; the "Second Amended and Restated Convertible Debt Agreement dated December ___, 1998, by and between Mortgagor and Mortgagee, as the same may hereafter be further amended, modified, increased, replaced or restated from time to time"; the "Amended and Restated Convertible Term Note by and between Mortgagor and Mortgagee dated December ___, 1998, as the same may hereafter be amended, modified, increased, replaced or restated from time to time"; the "Amended and Restated Convertible Term Note by and between Mortgagor and Mortgagee dated December ___, 1998 as the same may hereafter be amended, modified, increased, replaced or restated from time to time"; and "all documents and instruments now or hereafter executed and delivered by Mortgagor evidencing, governing or securing the Amended and Restated Loan, as such documents and instruments may hereafter be amended, modified, increased, renewed, replaced or restated from time to time"; respectively.

            (b) All references in the Original Mortgage to the "Bank"; the "Bank Loan"; the "Bank Note"; the "Bank Agreement"; and the "Bank Documents"; respectively, are hereby amended to refer to: "Fleet, and any successor to or replacement of Fleet that hereafter provides refinancing from time to time for Mortgagor"; the "Fleet Loan, as the same may hereafter be amended, modified, increased, renewed, replaced or restated from time to time or replaced from time to time by refinancing provided by a different financial institution"; the "collectively Revolving Credit Note and Term Note dated December ___, 1998, as the same may hereafter be amended, modified, increased, replaced or related from time to time"; the "Fleet Loan"; the Credit Loan Agreement dated December ___, 1998, between Mortgagor and Fleet, as the same may hereafter be amended, modified, increased, replaced or related from time to time"; and "all documents and instruments now or hereafter executed and delivered by Mortgagor or its affiliates evidencing, governing or securing the Bank Loan, as such documents and instruments may hereafter be amended, modified, increased, renewed, replaced or restated from time to time"; respectively

            (c) All references in the Original Mortgage to the "Guaranty"; the "Reimbursement Agreement"; and the "Guaranty Documents"; respectively, are hereby amended to refer to: the "Guaranty Agreement dated as of December ___, 1998 by Mortgagee in favor of Fleet, as the same may hereafter be amended, increased, modified, renewed, replaced, or restated from time to time"; the "Amended and Restated Reimbursement Agreement dated as of December ___, 1998, between Mortgagor and Mortgagee, as the same may hereafter be


                                       2
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amended, increased, modified, renewed, replaced, or restated from time to time";
and "all documents and instruments now or hereafter executed and delivered by Mortgagor or its affiliates evidencing, governing or securing the obligations of Mortgagor or its affiliates in connection with such Amended and Restated Reimbursement Agreement, as such instruments and documents may hereafter be amended, modified, increased, renewed, replaced or restated from time to time"; respectively.

      3. Warranties and Representations of Borrower. Mortgagor represents and warrants to Mortgagee that Mortgagor is not in default under the Original Mortgage, as amended hereby, or any of the Obligations secured thereby, nor is there any circumstance which, upon the giving of notice or the passage of time or both, would constitute a default thereunder. Mortgagor stipulates and declares to Mortgagee that Mortgagor has no charge, claim, demand, plea or set-off upon, for or against the Original Mortgage, as amended hereby, or any of the Obligations secured thereby.

      4. Priority of Lien. Nothing contained in this Amendment is intended to impair or diminish the priority or validity of the lien of the Original Mortgage, as amended hereby.

      5. Amendment. Except as specifically amended or modified by this Amendment, all terms and conditions contained in the Original Mortgage shall remain unchanged and in full force and effect as provided therein.

      6. Counterparts. This Amendment may be executed in one or more counterparts each of which shall be deemed an original but which together shall constitute one and the same instrument.


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      Executed as a sealed instrument as of the date first above written.

Mortgagor:                          GENZYME TRANSGENICS CORPORATION


                                    By: /s/ John B. Green
                                       ----------------------------------
                                       John B. Green
                                       Vice President


Mortgagee:                          GENZYME CORPORATION


                                    By:
                                       ----------------------------------
                                       Evan Lebson
                                       Treasurer

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      Executed as a sealed instrument as of the date first above written.

Mortgagor:                          GENZYME TRANSGENICS CORPORATION


                                    By:
                                       ----------------------------------
                                       John B. Green
                                       Vice President


Mortgagee:                          GENZYME CORPORATION


                                    By: /s/ Evan Lebson
                                       ----------------------------------
                                       Evan Lebson
                                       Treasurer

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                              COMMONWEALTH OF MASSACHUSETTS

  ____________, ss.                                            December __, 1998

      Then personally appeared before me the above-named John B. Green, the Vice President of Genzyme Transgenics Corporation, known to me, and acknowledged that he executed the foregoing instrument as his free act and deed on behalf of said corporation, and that he was duly authorized to do so on behalf of said corporation.


                                    --------------------------------------------
                                    Notary Public
                                    My commission expires:



                              COMMONWEALTH OF MASSACHUSETTS



  Middlesex, ss.                                               December 23, 1998
------------

      Then personally appeared before me the above-named Evan Lebson, the Treasurer of Genzyme Corporation, known to me, and acknowledged that he executed the foregoing instrument as his free act and deed on behalf of said corporation, and that he was duly authorized to do so on behalf of said corporation.


                                    /s/ Linda C. Leonti
                                    --------------------------------------------
                                    Notary Public
                                    My commission expires: 9/7/2001